Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report of NewMarket Technology, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2010  as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities indicated below, certify  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 26, 2011

/s/ Bruce Noller
Name:  Bruce Noller
Title:  Chief Executive Officer

Dated:  April 26, 2011

/s/ Philip J. Rauch
Name:  Philip J. Rauch
Title:  Chief Financial Officer